UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2010
GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Lake Park Drive, Suite 380 Smyrna, Georgia	30080

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 384-7220
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Item 8.01 Other Events.
On April 27, 2010, our Board of Directors filed a Certificate of Amendment (the “Amendment”) to our Certificate of Incorporation to effect a 1-for-50 reverse split of our common stock. The reverse stock split became effective upon the filing of the Amendment with the Secretary of State of Delaware. This action followed stockholder approval, at a Special Meeting of Stockholders held on April 13, 2010, of the grant of discretionary authority to our Board of Directors to effect a reverse stock split of our authorized, issued and outstanding common stock at any time within four months after the date stockholder approval was obtained at any one of the following ratios, as selected by our Board of Directors: 1-for-20, 1-for-30, 1-for-40, or 1-for-50. At its meeting on April 13, 2010, our Board of Directors determined to effect the reverse stock split at the 1-for-50 ratio.
Upon the filing of the Amendment, every 50 shares of our issued and outstanding common stock were combined into one share of common stock. We did not issue any fractional shares in connection with the reverse stock split. Stockholders of record who otherwise would have been entitled to receive fractional shares will be entitled, upon surrender to our transfer agent of certificates representing such shares, to a cash payment in lieu thereof equal to the fraction to which the stockholder otherwise would have been entitled multiplied by $5.55, which was the closing price (calculated on a post-split basis) of our common stock as on the Over the Counter Bulletin Board (the “OTCBB”), on April 26, 2010.
On April 28, 2010, to indicate the reverse stock split, the OTCBB will append a “D” to our trading symbol and for a period of 20 trading days our common stock will be reported under the symbol “GOVXD.” On May 26, 2010, our trading symbol will revert to “GOVX.” The new CUSIP number for our common stock is 373678200.
Additional information about the reverse stock split is available in our definitive proxy statement filed with the Securities and Exchange Commission on March 12, 2010.
A copy of the Amendment effecting the reverse stock split is attached hereto as Exhibit 3.1. A copy of our form of common stock certificate following the reverse stock split is attached hereto as Exhibit 4.1. A copy of the press release issued on April 16, 2010 announcing the reverse stock split is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 3.1	Certificate of Amendment to the Certificate of Incorporation of GeoVax Labs, Inc.

Exhibit 4.1	Form of Common Stock Certificate

Exhibit 99.1	Press Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 28, 2010

GEOVAX LABS, INC.
By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 3.1	Certificate of Amendment to the Certificate of Incorporation of GeoVax Labs, Inc.

Exhibit 4.1	Form of Common Stock Certificate

Exhibit 99.1	Press Release

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